                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

================================================================================



                        CARMAX AUTO SUPERSTORES, INC.,
                                  as Seller,


                                      and


                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Purchaser




                        ______________________________


                        RECEIVABLES PURCHASE AGREEMENT

                          Dated as of January 1, 2001

                        ______________________________


================================================================================

                               TABLE OF CONTENTS

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                                                                                               Page
                                                                                               ----

                                  ARTICLE ONE

                                  DEFINITIONS
Section 1.01. Definitions...................................................................     1
Section 1.02. Other Definitional Provisions.................................................     4


                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

Section 2.01. Sale and Conveyance of Receivables............................................     5
Section 2.02. Receivables Purchase Price; Payments on the Receivables.......................     6
Section 2.03. Transfer of Receivables.......................................................     6
Section 2.04. Examination of Receivable Files...............................................     6
Section 2.05. Expenses......................................................................     6


                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Purchaser...............................     7
Section 3.02. Representations and Warranties of CarMax......................................     7


                                  ARTICLE FOUR

                                   CONDITIONS

Section 4.01. Conditions to Obligation of the Purchaser.....................................     9
Section 4.02. Conditions to Obligation of the Seller........................................    11


                                  ARTICLE FIVE

                            COVENANTS OF THE SELLER

Section 5.01. Protection of Right, Title and Interest in, to and under the Receivables......    13
Section 5.02. Security Interests............................................................    14
Section 5.03. Delivery of Payments..........................................................    14
Section 5.04. No Impairment.................................................................    14

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                                                                                               ----
Section 5.05. Costs and Expenses............................................................    14
Section 5.06. Hold Harmless.................................................................    14
Section 5.07. Merger, Consolidation or Assumption of the Obligations of the Seller..........    15
Section 5.08. Sale..........................................................................    15


                                  ARTICLE SIX

                                INDEMNIFICATION

Section 6.01. Indemnification...............................................................    16


                                 ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS


Section 7.01. Amendment.....................................................................    18
Section 7.02. Termination...................................................................    18
Section 7.03. Governing Law.................................................................    18
Section 7.04. Notices.......................................................................    18
Section 7.05. Severability of Provisions....................................................    18
Section 7.06. Further Assurances............................................................    19
Section 7.07. No Waiver; Cumulative Remedies................................................    19
Section 7.08. Counterparts..................................................................    19
Section 7.09. Third-Party Beneficiaries.....................................................    19
Section 7.10. Headings......................................................................    19
Section 7.11. Representations of the Seller and of the Purchaser............................    19
Section 7.12. No Proceedings................................................................    19
Section 7.13. Accountant's Letters..........................................................    20
Section 7.14. Obligations of Purchaser......................................................    20

                                   SCHEDULES

Schedule A - Receivables Schedule...........................................................  SA-1

                                    EXHIBITS

Exhibit A - Bill of Sale and Assignment.....................................................   A-1
Exhibit B - Secretary's Certificate of the Seller...........................................   B-1
Exhibit C - Opinions of Counsel for the Seller..............................................   C-1
Exhibit D - Secretary's Certificate of Circuit City.........................................   D-1
Exhibit E - Opinion of Counsel for Circuit City.............................................   E-1
Exhibit F - Representations and Warranties of Seller........................................   F-1
Exhibit G - Form of Retail Installment Sale Contract........................................   G-1

                         RECEIVABLES PURCHASE AGREEMENT

     This Receivables Purchase Agreement, dated as of January 1, 2001, is between CarMax Auto Superstores, Inc., a Virginia corporation ("CarMax"), as seller (the "Seller" or, in its capacity as servicer, the "Servicer"), and Pooled Auto Securities Shelf LLC, a Delaware limited liability company ("PASS"), as purchaser (in such capacity, the "Purchaser").

     WHEREAS, in the regular course of its business, the Seller has originated certain motor vehicle retail installment sale contracts secured by new and used motor vehicles;

     WHEREAS, the Seller intends to convey all of its right, title and interest in and to contracts having an aggregate outstanding principal balance of $655,418,212.88 as of the close of business on November 30, 2000 (the "Receivables") to the Purchaser and, concurrently with its purchase of the Receivables, the Purchaser shall convey all of its right, title and interest in and to the Receivables to CarMax Auto Owner Trust 2001-1 (the "Issuer") pursuant to a Sale and Servicing Agreement, dated as of January 1, 2001 (the "Sale and Servicing Agreement"), among the Issuer, PASS, as depositor, and CarMax, as seller and as servicer; and

     WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Purchaser.

     NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01.   Definitions.  Whenever used in this Agreement, the
                     -----------
following words and phrases shall have the following meanings:

     "Agreement" means this Receivables Purchase Agreement and all amendments
      ---------
hereof and supplements hereto.

     "Basic Documents" means this Agreement, the Sale and Servicing Agreement,
      ---------------
the Administration Agreement, the Indenture, the Trust Agreement, the Performance Guaranty, the Insurance Agreement, the Indemnification Agreement and any other documents or certificates delivered in connection therewith as the same may be amended, supplemented or otherwise modified and in effect.

     "Bill of Sale" means the Bill of Sale and Assignment substantially in the
      ------------
form attached hereto as Exhibit A.

     "CarMax" means CarMax Auto Superstores, Inc., and its successors.
      ------

     "Circuit City" means Circuit City Stores, Inc., and its successors.
      ------------

     "Closing Date" means January 25, 2001.
      ------------

     "Cutoff Date" means November 30, 2000.
      -----------

     "DTC" means The Depository Trust Company, and its successors.
      ---

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Indemnification Agreement" means the Indemnification Agreement, dated as
      -------------------------
of January 18, 2001, among the Insurer, the Seller, the Purchaser, First Union Corporation and the Representative, as amended or supplemented from time to time.

     "Indenture" means the Indenture, dated as of January 1, 2001, between the
      ---------
Issuer and the Indenture Trustee, as amended or supplemented from time to time.

     "Indenture Trustee" means Bankers Trust Company, as indenture trustee under
      -----------------
the Indenture, and its successors.

     "Initial Reserve Account Deposit" means $8,192,727.66.
      -------------------------------

     "Insurance Agreement" means the Insurance and Reimbursement Agreement,
      -------------------
dated as of the Closing Date, among the Insurer, the Issuer, the Indenture Trustee, the Purchaser and CarMax, as amended or supplemented from time to time.

     "Insurance Policy" means the financial guaranty insurance policy, dated the
      ----------------
Closing Date, issued by the Insurer relating to the Securities.

     "Insurer" means MBIA Insurance Corporation, and its successors.
      -------

     "Issuer" has the meaning given in the recitals.
      ------

     "Owner Trustee" means Wilmington Trust Company, as owner trustee under the
      -------------
Trust Agreement, and its successors.

     "PASS" means Pooled Auto Securities Shelf LLC, and its successors.
      ----

     "Performance Guaranty" means the Performance Guaranty of Circuit City,
      --------------------
dated as of January 1, 2001, as amended or supplemented from time to time.

     "Preliminary Prospectus" means the preliminary prospectus supplement, dated
      ----------------------
January 12, 2001, and the preliminary prospectus, dated January 12, 2001, of the Purchaser relating to the public offering by the Purchaser of the Securities.

     "Prospectus" means the Prospectus Supplement, dated January 18, 2001, and
      ----------
the Prospectus, dated January 18, 2001, of the Purchaser relating to the public offering by the Purchaser of the Securities.

     "Purchaser" means PASS, in its capacity as purchaser of the Receivables
      ---------
under this Agreement, and its successors.

     "Receivables" means the motor vehicle retail installment sale contracts
      -----------
sold by the Seller to the Purchaser pursuant to this Agreement and identified on the Receivables Schedule.

     "Receivables Purchase Price" means $647,225,485.22.
      --------------------------

     "Receivables Schedule" means the schedule of receivables attached as
      --------------------
Schedule A hereto, as amended, supplemented or otherwise modified and in effect from time to time.

     "Representation Date" means each of the date of the Prospectus and the
      -------------------
Closing Date.

     "Representative" means First Union Securities, Inc., as representative of
      --------------
the Underwriters.

     "Sale and Servicing Agreement" has the meaning given in the recitals.
      ----------------------------

     "SEC" means the Securities and Exchange Commission, and its successors.
      ---

     "Securities" means the Notes and the Certificates.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securityholders" means the Noteholders and the Certificateholders.
      ---------------

     "Seller" means CarMax, in its capacity as seller of the Receivables under
      ------
this Agreement, and its successors and assigns.

     "Seller Information" means the information in the Preliminary Prospectus
      ------------------
and the Prospectus under the headings "Summary--Seller and Servicer", "Risk Factors--Geographic Concentration May Result in More Risk to You", "The Receivables Pool", "The Seller" and "Material Legal Issues Relating to the Receivables".

     "Trust Agreement" means the trust agreement, dated as of October 11, 2000,
      ---------------
as amended and restated by the amended and restated trust agreement, dated as of January 1, 2001, between PASS and the Owner Trustee, as amended or supplemented from time to time.

     "Trustee" means either the Owner Trustee or the Indenture Trustee, as the
      -------
context requires.

     "UCC" means Uniform Commercial Code as in effect in the respective
      ---
jurisdiction.

     "Underwriters" means the underwriters named in Schedule A to the
      ------------
Underwriting Agreement.

     "Underwriting Agreement" means the Underwriting Agreement, dated January
      ----------------------
18, 2001, between PASS and the Representative, relating to the purchase of the Securities by the Underwriters from PASS.

     Section 1.02.   Other Definitional Provisions.
                     -----------------------------

     (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "proceeds" shall have the meaning set forth in the applicable UCC; and the word "including" means including without limitation.

                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

     Section 2.01.   Sale and Conveyance of Receivables.
                     ----------------------------------

     (a) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, without recourse (subject to the Seller's obligations hereunder), all of the right, title and interest of the Seller in, to and under the following:

          (i)   the Receivables;

          (ii) all amounts received on or in respect of the Receivables (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 3.02(g)) after the Cutoff Date;

          (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables;

          (iv) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Financed Vehicles or the Obligors;

          (v)   the Receivable Files;

          (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and

          (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     (b) The parties hereto intend that the conveyance of the Receivables and related property hereunder be a sale and not a loan. In the event that the conveyance hereunder is not for any reason considered a sale, the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables, and all other property conveyed hereunder and listed in this Section and all proceeds of any of the foregoing. The parties intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder, including the Receivables Purchase Price. If such conveyance is for any reason considered to be a loan and not a sale, the Seller consents to the Purchaser transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

     Section 2.02.   Receivables Purchase Price; Payments on the Receivables.
                     -------------------------------------------------------

     (a) On the Closing Date, in exchange for the Receivables and other assets described in Section 2.01(a), the Purchaser shall pay the Seller, in immediately available funds, the Receivables Purchase Price. The Purchaser shall deposit, from funds it receives from the issuance of the Securities, the Initial Reserve Account Deposit into the Reserve Account, which amount shall be an asset of the Trust.

     (b) The Purchaser shall be entitled to, and shall convey such right to the Owner Trustee pursuant to the Sale and Servicing Agreement, all payments of principal and interest on or in respect of the Receivables received after the Cutoff Date.

     Section 2.03.   Transfer of Receivables.  Pursuant to the Sale and
                     -----------------------
Servicing Agreement, the Purchaser will assign all of its right, title and interest in, to and under the Receivables and other assets described in Section 2.01(a) to the Issuer. The parties hereto acknowledge that the Issuer will pledge its rights to and under the Receivables and other assets described in
Section 2.01(a) to the Indenture Trustee pursuant to the Trust Agreement. The Purchaser has the right to assign its interest under this Agreement as may be required to effect the purposes of the Sale and Servicing Agreement, without the consent of the Seller, and the Owner Trustee as assignee shall succeed to the rights and obligations hereunder of the Purchaser.

     Section 2.04.   Examination of Receivable Files.  The Seller will make the
                     -------------------------------
Receivable Files available to the Purchaser or its agent for examination during normal business hours at the Seller's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

     Section 2.05.   Expenses.  The Seller will reimburse the Purchaser for
                     --------
certain of the expenses of the Purchaser in connection with the sale of the Securities, including (i) expenses incident to the printing, reproducing and distributing of the Preliminary Prospectus and the Prospectus, (ii) any fees charged by Moody's and Standard & Poor's in connection with the rating of the Securities, (iii) the fees of DTC in connection with the book-entry registration of the Securities, (iv) the reasonable expenses incurred by the Purchaser in connection with the initial qualification of the Securities for sale under the laws of such jurisdictions in the United States as the Purchaser may designate, including fees of counsel and disbursements incurred by such counsel in connection therewith and (v) the fees, which shall not exceed the amount previously agreed upon between the Purchaser and the Seller, and disbursements of Brown & Wood LLP, counsel to the Purchaser and to the Underwriters, in connection with the purchase of the Receivables hereunder and the issuance and sale of the Securities.

                                 ARTICLE THREE

                        REPRESENTATIONS AND WARRANTIES

     Section 3.01.   Representations and Warranties of the Purchaser.  The
                     -----------------------------------------------
Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and as of the Closing Date that:

        (a) Organization and Good Standing.  The Purchaser is a limited
            ------------------------------
     liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Receivables.

        (b) Power and Authority.  The Purchaser has the power and authority to
            -------------------
     execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary action.

        (c) No Violation.  The consummation of the transactions contemplated by
            ------------
     this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited liability company agreement or certificate of formation of the Purchaser, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it may be bound.

     Section 3.02.   Representations and Warranties of CarMax.
                     ----------------------------------------

     (a) The Seller makes the representations and warranties contained in Exhibit F attached hereto and incorporated herein by reference on which the Purchaser relies in accepting the Receivables. The representations and warranties of CarMax contained in Section 7.1 of the Sale and Servicing Agreement are incorporated herein as if set forth herein and as if made to the Purchaser on the date hereof.

     (b) As of each Representation Date, the Seller Information is true and accurate in all material respects and did not or does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) It is understood and agreed that the representations and warranties incorporated by reference in Section 3.02(a) or set forth in Section 3.02(b) shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Receivables and other assets described in Section 2.01(a) by the Seller to the Purchaser and by the Purchaser to the Issuer and shall inure to the benefit of the Purchaser, the Trustees and the Securityholders.

     (d) The Seller shall indemnify the Purchaser and hold the Purchaser harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any third party claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties incorporated by reference in Section 3.02(a) or set forth in Section 3.02(b). The Trustees shall also have the remedies provided in the Sale and Servicing Agreement.

     (e) Any cause of action against the Seller relating to or arising out of the breach of any of its representations and warranties made or incorporated by reference in this Section shall accrue as to any Receivable upon (i) discovery of such breach by the Purchaser or either Trustee or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach and
(iii) demand upon the Seller by the Purchaser for all amounts payable in respect of the Receivable under this Agreement.

     (f) The Purchaser or the Seller, as the case may be, shall inform the other parties promptly, in writing, upon discovery of any breach of the Seller's representations and warranties pursuant to this Section which materially and adversely affects the interests of the Securityholders in any Receivable.

     (g) If a breach of any representation or warranty incorporated by reference in Section 3.02(a) which materially and adversely affects the interests of the Purchaser, the Trust or the Securityholders in any Receivable shall not have been cured by the close of business on the last day of the Collection Period which includes the thirtieth day after the date on which the Seller becomes aware of, or receives written notice from the Servicer, the Purchaser, the Owner Trustee or the Insurer of such breach or failure, the Seller shall repurchase such Receivable from the Trust on the Distribution Date immediately following such Collection Period. In consideration for the repurchase of any such Receivable, the Seller shall remit the Purchase Amount of such Receivable to the Trust. Upon any such repurchase, the Purchaser shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in, to and under such repurchased Receivable and all other related assets described in Section 2.01(a). The Purchaser, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Purchaser, the Issuer, the Trustees or the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.02(a) or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivables pursuant to this Section.

                                 ARTICLE FOUR

                                  CONDITIONS

     Section 4.01.   Conditions to Obligation of the Purchaser.  The obligation
                     -----------------------------------------
of the Purchaser to purchase the Receivables from the Seller on the Closing Date is subject to the satisfaction of the following conditions:

        (a) Representations and Warranties True.  The representations and
            -----------------------------------
     warranties of CarMax contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and each of the Seller and the Servicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

        (b) Computer Files Marked.  The Seller shall, at its own expense, on or
            ---------------------
     before the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser the Receivables Schedule, certified by an officer of the Seller to be true, correct and complete.

        (c) Release of Lenders.  The Seller shall obtain executed release
            ------------------
     agreements and UCC partial releases with respect to the Receivables from Bank of America, N.A. (and certain other parties) and CarMax Funding, LLC, in each case in form and substance satisfactory to the Purchaser.

        (d) Documents to be Delivered.  The Purchaser shall have received the
            -------------------------
     following, all of which shall be dated as of the Closing Date or such other date as specified:

              (i)    the Receivables Schedule;

              (ii) an Officer's Certificate of the Seller, substantially in the form of Exhibit B hereto;

              (iii) an opinion or opinions of counsel for the Seller, in the aggregate substantially in the form of Exhibit C hereto, addressed to the Purchaser, the Insurer and the Underwriters;

              (iv) a letter, dated the date of the Prospectus Supplement, from KPMG LLP as to certain financial and statistical information in the Seller Information, which letter shall be acceptable in form and substance to the Purchaser;

              (v) copies of resolutions of the board of directors of the Seller approving the execution, delivery and performance of the Basic Documents to which it is a party, and the performance of the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of the Seller;

              (vi) copies of the articles of incorporation of the Seller, together with all amendments, revisions and supplements thereto, certified by the Virginia State Corporation Commission as of a recent date, and a certificate of fact from the Virginia State Corporation Commission, dated as of a recent date, to the effect that the Seller has been duly incorporated, is in good standing and has a legal corporate existence;

              (vii) UCC search reports from the appropriate offices in Virginia and in Georgia as to the Seller;

              (viii) an Officer's Certificate of Circuit City, substantially in the form of Exhibit D hereto;

              (ix) an opinion of counsel for Circuit City, substantially in the form of Exhibit E hereto, addressed to the Purchaser and to the Underwriters;

              (x) copies of resolutions of the executive committee of the board of directors of Circuit City approving the execution, delivery and performance of the Performance Guaranty, and the performance of the transactions contemplated thereunder, certified by the Secretary or an Assistant Secretary of Circuit City;

              (xi) copies of the articles of incorporation of Circuit City, together with all amendments, revisions and supplements thereto, certified by the Virginia State Corporation Commission as of a recent date, and a certificate of fact from the Virginia State Corporation Commission, dated as of a recent date, to the effect that Circuit City has been duly incorporated, is in good standing and has a legal corporate existence;

              (xii) reliance letters to each opinion of counsel to the Seller, the Servicer or Circuit City delivered to Standard & Poor's, Moody's or the Insurer in connection with the purchase of the Receivables hereunder or the issuance or sale of the Securities;

              (xiii) a financing statement to be filed with each of the Henrico County Circuit Court and the Virginia State Corporation Commission, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, and the Trust, as assignee, naming the Receivables and the related property described in Section 2.01(a) as collateral and meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables to the Purchaser;

              (xiv)  the Bill of Sale; and

              (xv) such other documents, certificates and opinions as may be reasonably requested by the Purchaser or its counsel.

        (e) Execution of Basic Documents.  The Basic Documents shall have been
            ----------------------------
     executed and delivered by the parties thereto.

               (f)      Insurance Policy Issued. The Insurance Policy shall have
                        -----------------------
          been issued and delivered by the Insurer.

               (g)      Rating of the Securities. Moody's and Standard & Poor's,
                        ------------------------
          respectively, shall have assigned ratings of (i) "P-1" and "A-1+" to the Class A-1 Notes and (ii) "Aaa" and "AAA" to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Certificates.

               (h)      No Unsolicited Ratings. There shall not have been issued
                        ----------------------
          an unsolicited rating of the Securities by any nationally recognized statistical rating agency at a level that is lower than the ratings for the Securities from Moody's or Standard & Poor's specified in
          Section 4.01(g).

               (i)      Other Transactions. The transactions contemplated by the
                        ------------------
          Basic Documents shall be consummated on the Closing Date.

               (j)      No Termination of the Underwriting Agreement. The
                        --------------------------------------------
          Purchaser may terminate this Agreement at any time at or prior to the Closing Date (i) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Purchaser or CarMax, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in any securities of CarMax or any of its respective Affiliates has been suspended or materially limited by the SEC or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the SEC, the National Association of Securities Dealers, Inc. or any other governmental authority or (iv) if a banking moratorium has been declared by either Federal, Virginia, North Carolina or New York authorities.

          Section 4.02. Conditions to Obligation of the Seller. The obligation
                        --------------------------------------
     of the Seller to sell the Receivables to the Purchaser on the Closing Date is subject to the satisfaction of the following conditions:

               (a)      Representations and Warranties True. The representations
                        -----------------------------------
          and warranties of the Purchaser contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

        (b) Payment of Receivables Purchase Price. In consideration of the sale
            -------------------------------------
     of the Receivables from the Seller to the Purchaser as provided in Section 2.01, on the Closing Date the Purchaser shall have paid the Seller an amount equal to the Receivables Purchase Price.

        (c) Opinions of Purchaser. An opinion or opinions of counsel for the
            ---------------------
     Purchaser addressed to the Seller, the Insurer and the Underwriters.

                                 ARTICLE FIVE

                            COVENANTS OF THE SELLER

     Section 5.01. Protection of Right, Title and Interest in, to and under the
                   ------------------------------------------------------------
Receivables.
-----------

     (a) The Seller, at its expense, shall cause all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in, to and under the Receivables and other property conveyed by the Seller to the Purchaser hereunder to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and such other property. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

     (b) Within five days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 4.01(d) seriously misleading within the meaning of the UCC as in effect in the applicable state, the Seller shall give the Purchaser notice of any such change and, within 30 days after such change, shall execute and file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof.

     (c) The Seller shall give the Purchaser written notice within five days of any relocation of any office from which the Seller keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and, within 30 days after such relocation, shall execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Purchaser in the Receivables and the proceeds thereof.

     (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable.

     (e) The Seller shall maintain its computer systems so that, from and after the time of the transfer of the Receivables to the Purchaser pursuant to this Agreement, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously that such Receivable is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, by the Issuer). Indication of the Purchaser's ownership of a

Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller.

     (f) If at any time the Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, compact disks, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, the Issuer), unless such Receivable has been paid in full or repurchased by the Seller.

     (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable.

     (h) If the Seller has repurchased one or more Receivables from the Purchaser or the Issuer pursuant to Section 3.02(g), the Seller shall, upon request, furnish to the Purchaser, within ten days, a list of all Receivables (by receivable number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Receivables Schedule.

     Section 5.02. Security Interests. Except for the conveyances hereunder, the
                   ------------------
Seller covenants that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable and, in the event that the interests of the Securityholders in such Receivable are materially and adversely affected, such Receivable shall be repurchased from the Purchaser by the Seller in the manner and with the effect specified in Section 3.02(g), and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

     Section 5.03. Delivery of Payments. The Seller covenants and agrees to
                   --------------------
deliver in kind upon receipt to the Servicer under the Sale and Servicing Agreement all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller.

     Section 5.04. No Impairment. The Seller covenants that it shall take no
                   -------------
action, nor omit to take any action, which would impair the rights of the Purchaser in any Receivable, nor shall it, except as otherwise provided in this Agreement or the Sale and Servicing Agreement, reschedule, revise or defer payments due on any Receivable.

     Section 5.05. Costs and Expenses. The Seller shall pay all reasonable costs
                   ------------------
and expenses incurred in connection with the perfection of the Purchaser's right, title and interest in, to and under the Receivables.

     Section 5.06. Hold Harmless. The Seller shall protect, defend, indemnify
                   -------------
and hold the Purchaser and the Issuer and their respective assigns and their attorneys, accountants, employees, officers and directors harmless from and against all losses, costs, liabilities, claims, damages and expenses of every kind and character, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by CarMax in this Agreement, (ii) any legal action, including any counterclaim, that has either been settled by the litigants (which settlement, if the Seller is not a party thereto shall be with the consent of the Seller) or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller or any employee or agent of the Seller occurring prior to the Closing Date with respect to any Receivable or Financed Vehicle or (iv) any failure of a Receivable to be originated in compliance with all requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

     Section 5.07. Merger, Consolidation or Assumption of the Obligations of the
                   -------------------------------------------------------------
Seller. The Seller shall not transfer or otherwise assign its obligations as
------
Servicer under the Sale and Servicing Agreement nor enter into any merger, conversion or consolidation to which the Servicer is a party, unless the Insurer shall otherwise consent in writing to any such transfer, assignment or succession; provided, however, that the consent of the Insurer shall not be required if (i) the Servicer shall be the surviving entity in any such merger, conversion or consolidation or (ii) Circuit City Stores, Inc. shall, in connection with such transfer or other assignment or such merger, conversion or consolidation, execute and deliver to the Insurer an agreement under which Circuit City Stores, Inc. assumes the obligations of the Servicer under the Sale and Servicing Agreement and agrees to perform those obligations in accordance with the standard of performance set forth in Section 3.1 of the Sale and Servicing Agreement.

     Section 5.08. Sale. The Seller agrees to treat the transfer of the
                   ----
Receivables and the related property contemplated by Section 2.01(a) for all purposes (including tax and financial accounting purposes) as an absolute transfer on all relevant books, records, tax returns, financial statements and other applicable documents.

                                  ARTICLE SIX

                                INDEMNIFICATION

     Section 6.01. Indemnification.
                   ---------------

     (a) The Seller agrees to indemnify and hold harmless the Purchaser, each Underwriter and each person, if any, who controls the Purchaser or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Seller Information or any similar information contained in the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission from the Seller Information or such similar information of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6.01(c)) any such settlement is effected with the written consent of the Seller; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchaser or the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

     (b) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by the Purchaser or the Representative, subject to the consent of the indemnifying party (which consent shall not be unreasonably withheld). An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (c) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6.01(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that such indemnifying party shall not be liable for such settlement if it has notified the indemnified party in writing that it objects to the terms of such settlement within 30 days after receipt of the notice described in clause
(ii) above or that it objects to the requested fees and expenses within 45 days after receipt of such request.

     (d) If recovery is not available under the provisions of this Section for any reason other than as specified herein, the parties entitled to indemnification by the terms hereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The parties hereto agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by it in connection with the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                 ARTICLE SEVEN

                           MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment.
                   ---------

     (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Purchaser and the Seller, without the consent of the Securityholders, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel to the Seller delivered to the Indenture Trustee, adversely affect in any material respect the interests of the Securityholders or of the Insurer.

     (b) This Agreement may also be amended from time to time for any other purpose by a written amendment duly executed and delivered by the Seller and by the Purchaser; provided, however, that any such amendment that materially adversely affects the interests of the Securityholders under the Indenture, the Sale and Servicing Agreement or the Trust Agreement must be consented to by the Holders of Notes evidencing not less than 51% of the Note Balance and the Holders of Certificates evidencing not less than 51% of the Certificate Balance; and, provided further, that no such amendment shall be effective without the consent of the Insurer, if such proposed amendment would reasonably be expected to have a material adverse effect on the interests of the Insurer.

     (c) Promptly after the execution of any amendment to this Agreement, the Seller shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and the Rating Agencies.

     Section 7.02. Termination. The respective obligations and responsibilities
                   -----------
of the Seller and the Purchaser created hereby shall terminate, except for the indemnity obligations of the Seller as provided herein, upon the termination of the Issuer as provided in the Trust Agreement.

     Section 7.03. Governing Law. This Agreement shall be construed in
                   -------------
accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 7.04. Notices. All demands, notices and communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by telecopier, overnight courier or mailed by registered mail, return receipt requested, in the case of (i) the Purchaser, to Pooled Auto Securities Shelf LLC, One First Union Center, TW-9, Charlotte, North Carolina 28288, Attention: General Counsel and (ii) the Seller, to CarMax Auto Superstores, Inc., 4900 Cox Road, Glen Allen, Virginia 23060, Attention:
Treasury Department; or, as to either of such Persons, at such other address as shall be designated by such Person in a written notice to the other Persons.

     Section 7.05. Severability of Provisions. If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or any amendment or supplement hereto.

     Section 7.06. Further Assurances. The Seller and the Purchaser agree to do
                   ------------------
and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 7.07. No Waiver; Cumulative Remedies. No failure to exercise and no
                   ------------------------------
delay in exercising, on the part of the Purchaser, the Issuer or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 7.08. Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.09. Third-Party Beneficiaries. This Agreement will inure to the
                   -------------------------
benefit of and be binding upon the parties hereto, the Issuer and the Indenture Trustee for the benefit of the Insurer and the Noteholders, both of which shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

     Section 7.10. Headings. The headings herein are for purposes of reference
                   --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 7.11. Representations of the Seller and of the Purchaser. The
                   --------------------------------------------------
respective agreements, representations, warranties and other statements by the Seller and by the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing hereunder of the transfers and assignments by the Seller to the Purchaser and by the Purchaser to the Issuer and shall inure to the benefit of the Purchaser, the Trustees and the Securityholders.

     Section 7.12. No Proceedings. The Seller covenants and agrees that so long
                   --------------
as this Agreement is in effect, and for one year plus one day following its termination, it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Issuer or the Owner Trustee.

     Section 7.13.   Accountant's Letters.
                     --------------------

     (a) The Seller shall cause a firm of independent certified public accountants (who may also render other services to the Seller) to perform certain procedures regarding the characteristics of the Receivables described in the Receivables Schedule and to compare those characteristics to the information with respect to the Receivables contained in the Prospectus. The Seller shall cooperate with the Purchaser and such accountants in making available all information and taking all steps reasonably necessary to permit such accountants to complete such procedures and to deliver the letters required of them under the Underwriting Agreement.

     (b) The Seller shall cause a firm of independent certified public accountants (who may also render other services to the Seller) to deliver to the Purchaser a letter, dated the date of the Prospectus, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the caption "The Seller-Delinquency, Credit Loss and Recovery Information" and with respect to such other information as may be agreed in the forms of such letters.

     Section 7.14.   Obligations of Purchaser.  The obligations of the Purchaser
                     ------------------------
under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        CARMAX AUTO SUPERSTORES, INC.,
                                          as Seller



                                        By: /s/ Philip J. Dunn
                                            ------------------------------------
                                                            Philip J. Dunn
                                                              Treasurer

                                        POOLED AUTO SECURITIES SHELF LLC,
                                          as Purchaser



                                        By: /s/ John A. Foxgrover
                                            ------------------------------------
                                                            John A. Foxgrover
                                                              Vice President

                                                                      SCHEDULE A

                             RECEIVABLES SCHEDULE

                   [Original on file at Servicer's office.]

                                                                       EXHIBIT A

                          BILL OF SALE AND ASSIGNMENT

     For value received, in accordance with the receivables purchase agreement, dated as of January 1, 2001 (the "Receivables Purchase Agreement"), between the undersigned and Pooled Auto Securities Shelf LLC (the "Purchaser"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned in and to (i) the Receivables listed on Schedule A hereto (the "Receivables"); (ii) all amounts received on or in respect of the Receivables (including proceeds of the repurchase of Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables; (iv) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies covering the Financed Vehicles and any proceeds or refunds of premiums of any credit life or credit disability insurance policies relating to the Financed Vehicles or the Obligors; (v) the Receivable Files; (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and (vii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     This Bill of Sale and Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

     Capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Receivables Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale and Assignment to be duly executed as of January 1, 2001.

                                   CARMAX AUTO SUPERSTORES, INC.

                                   By: ____________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT B

                     SECRETARY'S CERTIFICATE OF THE SELLER

                                                                       EXHIBIT C

                       OPINIONS OF COUNSEL FOR THE SELLER

                                                                       EXHIBIT D

                    SECRETARY'S CERTIFICATE OF CIRCUIT CITY

                                                                       EXHIBIT E

                      OPINION OF COUNSEL FOR CIRCUIT CITY

                                                                       EXHIBIT F

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     CarMax Auto Superstores, Inc., a Virginia corporation (the "Seller"), makes the following representations and warranties in the Receivables Purchase Agreement dated as of January 1, 2001 (the "Receivables Purchase Agreement") between the Seller and Pooled Auto Securities Shelf LLC, a Delaware limited liability company (the "Depositor"). All capitalized terms used in these representations and warranties have the respective meanings assigned to them in the Receivables Purchase Agreement.

     (a)  Characteristics of Receivables.  Each Receivable (i) has been
          ------------------------------
originated by the Seller in the ordinary course of business in connection with the sale of a new or used motor vehicle and has been fully and properly executed by the parties thereto, (ii) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (iii) provides for level monthly payments that fully amortize the Amount Financed by maturity (except that the period between the date of such Receivable and the date of the first Scheduled Payment may be less than or greater than one month and the amount of the first and last Scheduled Payments may be less than or greater than the level payments) and yield interest at the related APR, (iv) provides for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance of such Receivable with interest at the related APR through the date of payment, (v) is a retail installment sale contract substantially in the form of Exhibit G to the Receivables Purchase Agreement, (vi) is secured by a new or used motor vehicle that had not been repossessed as of the Cutoff Date, (vii) is a Simple Interest Receivable, (viii) relates to an Obligor who has made at least one (1) payment under such Receivable as of the Cutoff Date and (ix) relates to an Obligor whose mailing address is located in any state of the United States of America or in the District of Columbia.

     (b)  Receivable Schedule. The information set forth in the Receivable
          -------------------
Schedule was true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Depositor, the Noteholders and/or the Certificateholders were utilized in selecting the Receivables from those retail installment sale contracts which met the criteria contained in the Receivables Purchase Agreement. The information set forth in the compact disk or other listing regarding the Receivables made available to the Depositor and its assigns (which compact disk or other listing is required to be delivered as specified herein) is true and correct in all material respects.

     (c)  Compliance with Law. Each Receivable and the sale of the related
          -------------------
Financed Vehicle complied, at the time such Receivable was originated and complies, as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Credit Billing Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B, M and Z, the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and the Uniform Consumer Credit Code.

     (d)  Binding Obligation. Each Receivable represents the genuine, legal,
          ------------------
valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     (e)  No Government Obligor.  No Receivable is due from the United States of
          ---------------------
America or any state thereof or from any agency, department or instrumentality of the United States of America or any state thereof.

     (f)  Security Interest in Financed Vehicles. Immediately prior to the
          --------------------------------------
transfer of the Receivables by the Seller to the Depositor, each Receivable was secured by a valid, binding and enforceable first priority perfected security interest in favor of the Seller in the related Financed Vehicle, which security interest has been validly assigned by the Seller to the Depositor.

     (g)  Receivables in Force.  No Receivable has been satisfied, subordinated
          --------------------
or rescinded, nor has any Financed Vehicle been released in whole or in part from the Lien granted by the related Receivable.

     (h)  No Waiver.  No provision of any Receivable has been waived in such a
          ---------
manner that such Receivable fails to meet all of the representations and warranties made by the Seller in this Exhibit A with respect thereto.

     (i)  No Defenses.  No Receivable is subject to any right of rescission,
          -----------
setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

     (j)  No Liens.  To the best of the Seller's knowledge, no liens or claims
          --------
have been filed for work, labor or materials or for unpaid state or federal taxes relating to any Financed Vehicle that are prior to, or equal or coordinate with, the security interest in such Financed Vehicle created by the related Receivable.

     (k)  No Default; Repossession.  To the best of the Seller's knowledge, no
          ------------------------
default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen, and the Seller has not waived any such event or condition.

     (l)  Title.  The Seller intends that the transfer of the Receivables
          -----
contemplated by Section 2.01(a) of the Receivables Purchase Agreement constitute a sale of the Receivables from the Seller to the Depositor and that the beneficial interest in, and title to, the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller has not sold, transferred, assigned or pledged any Receivable to any Person other than the Depositor. Immediately prior to the transfer of the

Receivables contemplated by Section 2.01(a) of the Receivables Purchase Agreement, the Seller had good and marketable title to the Receivables free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon such transfer, the Depositor shall have good and marketable title to the Receivables, free and clear of all Liens, encumbrances, security interests and rights of others. The transfer of the Receivables contemplated by
Section 2.01(a) of the Receivables Purchase Agreement has been perfected by all necessary action under the Relevant UCC.

     (m)  Valid Assignment.  No Receivable has been originated in, or is subject
          ----------------
to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under the Receivables Purchase Agreement or the Sale and Servicing Agreement or the pledge of such Receivable under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

     (n)  All Filings Made.  All filings (including filings under the Relevant
          ----------------
UCC) necessary in any jurisdiction to give the Depositor a first priority perfected security interest in the Receivables have been made or will be made on or prior to the Closing Date.

     (o)  Chattel Paper.  Each Receivable constitutes "chattel paper" as defined
          -------------
in the Relevant UCC.

     (p)  One Original.  There is only one original executed copy of each
          ------------
Receivable.

     (q)  Principal Balance.  Each Receivable had an original Principal Balance
          -----------------
of not more than $50,000 and a remaining Principal Balance as of the Cutoff Date of not less than $500.

     (r)  No Bankrupt Obligors.  As of the Cutoff Date, no Receivable was due
          --------------------
from an Obligor that was the subject of a proceeding under the Bankruptcy Code of the United States or was bankrupt.

     (s)  New and Used Vehicles.  As of the Cutoff Date, approximately 6.56% of
          ---------------------
the Pool Balance related to Receivables secured by new Financed Vehicles and approximately 93.44% of the Pool Balance related to Receivables secured by used Financed Vehicles.

     (t)  Origination.  Each Receivable was originated after May 10, 1995.
          -----------

     (u)  Term to Maturity. Each Receivable had an original term to maturity of
          ----------------
not more than 72 months and not less than 12 months and a remaining term to maturity as of the Cutoff Date of not more than 71 months and not less than three (3) months.

     (v)  Weighted Average Maturity. As of the Cutoff Date, the weighted average
          -------------------------
remaining term to maturity of the Receivables was approximately 51.74 months.

     (w)  Annual Percentage Rate. Each Receivable has an APR of at least 5.00%
          ----------------------
and not more than 25.00%.

     (x)   Location of Receivable Files. The Receivable Files are maintained at
           ----------------------------
the location listed in Schedule 2 to the Sale and Servicing Agreement.

     (y)   Simple Interest Method. All payments with respect to the Receivables
           ----------------------
have been allocated consistently in accordance with the Simple Interest Method.

     (z)   No Delinquent Receivables. As of the Cutoff Date, no payment due
           -------------------------
under any Receivable was more than 30 days past due.

     (aa)  Prospectus Data.  The tabular and numerical data contained in the
           ---------------
Prospectus relating to the characteristics of the Receivables is true and correct in all material respects.

     (bb)  Insurance.  Each Obligor has obtained or agreed to obtain physical
           ---------
damage insurance (which insurance shall not be force placed insurance) covering the related Financed Vehicle in accordance with the Seller's normal requirements.

     (cc)  Fair Market Value.  The Receivables Purchase Price and the value of
           -----------------
the Residual Interest represent the fair market value of the Receivables.

     (dd)  Custodial Agreements. Immediately prior to the transfer of the
           --------------------
Receivables by the Seller to the Depositor, the Seller or an Affiliate of the Seller had possession of the Receivable Files and there were no, and there will not be, any custodial agreements in effect materially adversely affecting the right or ability of the Seller to make, or cause to be made, any delivery required under the Receivables Purchase Agreement.

     (ee)  Bulk Transfer Laws. The transfer of the Receivables and the
           ------------------
Receivable Files by the Seller to the Depositor pursuant to the Receivables Purchase Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                                                                       EXHIBIT G

                    FORM OF RETAIL INSTALLMENT SALE CONTRACT

                                      G-1